                             SUBSCRIPTION AGREEMENT

                            -------------------------

                               TELEGEN CORPORATION

                            -------------------------

                                  500,000 UNITS
                  OF ONE SHARE OF COMMON STOCK NO PAR VALUE AND
   ONE WARRANT TO PURCHASE ONE SHARE OF COMMON STOCK AT A $0.01 EXERCISE PRICE, AND ONE WARRANT TO PURCHASE ONE SHARE OF COMMON STOCK AT A $4.00 EXERCISE PRICE
                             OF TELEGEN CORPORATION
                           $100,000 MINIMUM INVESTMENT

                            -------------------------


To:      Telegen Corporation

         This Subscription Agreement is made by and between Telegen Corporation, a California corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for that number of units (the "Units"), each unit consisting of (i) one share of the Company's Common Stock, no par value,
(ii) a warrant to purchase one share of the Company's Common Stock at a $0.01 per share exercise price (each, a "$0.01 Warrant"), and (iii) a warrant to purchase one share of the Company's Common Stock at a $4.00 per share exercise price (each, a "$4.00 Warrant," the $0.01 Warrants and the $4.00 Warrants are collectively the "Warrants") specified on the signature page hereto. The purchase price per Unit (the "Purchase Price") is $2.00. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, relating to an offering (the "Offering") of up to 500,000 Units.

         In consideration of the Company's agreement to sell the Shares to the undersigned on the terms and conditions summarized herein, the undersigned agrees and represents as follows:

I.       SUBSCRIPTION.

         (A) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of the Shares indicated on the signature page hereto at a purchase price of $2.00 per Unit. The undersigned agrees to wire transfer funds or deliver a check made out to "Telegen Corporation" in an amount equal to the aggregate purchase price for the Units (the "Payment") to an escrow account established by the Company's Placement Agent as of the date hereof.

         (B) The undersigned understands that the Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest or deduction, if the undersigned's subscription is rejected in whole or in part. The Company, if it accepts this subscription, or part thereof and receipt by the Company of the Payment, will promptly provide written notice to the undersigned of receipt and acceptance of such subscription or part thereof. Subject to the acceptance by the Company of the subscription, or part thereof, the Company shall cause to be issued to the undersigned with reasonable promptness the number of Units represented by the accepted portion of the subscription.

         (C) The undersigned hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Subscription Agreement, (ii) acceptance by the Company of the undersigned's subscription (the "Subscription") and (iii) the form of the Warrants attached hereto as Exhibit A and Exhibit B, respectively, which specifies the rights afforded to each Warrant (the "Warrant Agreement"). This Agreement and the Warrant Agreement shall constitute the Unit Agreements.

II.      REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

         The undersigned hereby represents and warrants to and agrees with the Company as follows:

         (A) Authorization; Residence Address. This Agreement constitutes the undersigned's valid and legally binding obligation, enforceable in accordance with its terms. The undersigned's residence address is as set forth on the signature page hereto.

         (B) Purchase Entirely for Own Account. This Agreement is made with the undersigned in reliance upon the undersigned's representation to the Company, which by the undersigned's execution of this Agreement the undersigned hereby confirms, that the Units will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the undersigned further represents that the undersigned does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any portion of the Units. The undersigned represents that it has full power and authority to enter into this Agreement.

         (C) Qualified Investor. The undersigned represents and warrants that it is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The undersigned also represents and warrants that it either has a pre-existing business or personal relationship with the Company or any of its officers, directors, or controlling persons, or by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the undersigned's own interests in connection with these transactions.

         (D) Disclosure of Information. The undersigned understands that the Company is a public reporting Company under the 1934 Act and that it is current on its reporting requirements and that such reports represent all the information the undersigned considers necessary or appropriate for deciding whether to acquire the Units, and that in particular, the undersigned has been furnished with and has carefully read the Company's Annual Report or Form 10-K dated March 31, 1997, amended on April 9 and April 30, 1997, the Proxy Statement delivered to the Company's Shareholders dated July 9, 1997, Quarterly Report on Form 10-Q dated May 15, 1997, the Quarterly Report on Form 10-Q dated August 14, 1997, Current Reports on Form 8-K dated January 15,1997 (amended March 14,
1997), January 21, 1997, February 7, 1997, March 25, 1997, May 9, 1997, May 19,
1997, July 8, 1997, and August 11, 1997, the Company's press releases dated August 7, 1997 and August 19, 1997 and the Company's disclosure regarding its common stock subscription offering in August 1997 (the "Disclosure Documents").

         (E) Investment Experience. The undersigned is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has directly, or indirectly through its agents, advisors or other persons on which it relies, such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. The undersigned also represents it has not been organized for the purpose of acquiring the Units. The undersigned further represents that it has had an opportunity to review the Unit Agreements and ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units.

         (F) Restricted Securities. The undersigned understands that the shares of Common Stock, the Warrants, and the shares of Common Stock issuable upon conversion thereof will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances.

         (G) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Stock unless and until:

             (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

             (b) (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

         (H) Responsibility for Tax Consequences. The undersigned has had an opportunity to review the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by the Unit Agreements (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with his tax advisors, if any, regarding such consequences. The undersigned acknowledges that he is not relying on any statements or representations of the Company or any of its agents in regard to such tax consequences and understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by the Unit Agreements. The undersigned acknowledges that the Company has no obligation in regard to the future conduct of its business to act or refrain from acting in any manner, regardless of the loss of any tax benefit to Investor in connection with the purchase, ownership, or sale of the Units or Common Stock issuable upon conversion thereof, which may result from such action or inaction.

         (I) Legends. It is understood that the Units and the shares of Common Stock issuable upon conversion thereof and any securities issued in respect thereof or exchange therefor may bear one or all of the following legends:

             (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

             (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations or by the laws of any other state or jurisdiction.

             (c) Lock-Up legends as specified under Section IV(B) of this Agreement.

III.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         (A) SEC Documents. The Company has made available to the undersigned a true and complete copy of the Disclosure Documents. As of their respective filing dates, the Company has made all necessary filings with the Securities and Exchange Commission ("SEC"), the Company's SEC Documents (as defined below) comply in all material respects with the requirements of the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, and none of the Company's SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. For purposes of this section, the SEC Documents shall mean the Disclosure Documents, except for Exhibits G and H thereto.

         (B) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to carry on its respective businesses as now conducted. The Company is qualified as a foreign corporation in any jurisdiction in which a failure to so qualify would have a material adverse effect on the Company.

         (C) Power, Authorization and Validity.

             (a) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by the Unit Agreements to which it is or will be a party and to perform its obligations under each of them. This Subscription has been duly and validly approved and authorized by the Company. The execution and deliver of, and the consummation of the transactions contemplated by, each of the Unit Agreements to which the Company is or will be a party has been duly authorized by all necessary corporate action on the part of the Company.

             (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, is required by or with respect to the Company in connection with the execution and delivery of, and the consummation by it of the transactions contemplated by any of the Unit Agreements to which the Company is or will be a party, except for causing the Registration Statement to be declared effective by the SEC.

             (c) Each of the Unit Agreements to which the Company is or will be a party has been, or upon its execution and delivery by the Company will have been, duly executed and delivered by it, and constitutes or will constitute upon its execution and delivery, a valid and binding obligation of the Company, enforceable in accordance with its terms.

         (D) No Violation of Existing Agreements. Neither the execution and delivery of the Unit Agreements nor the consummation of the transactions contemplated hereby or thereby will conflict with, or result in a material breach or violation of, any provision of the Articles of Incorporation or Bylaws of the Company, as currently in effect, any material instrument or contract to which the Company is a party or by which any such party is bound, or any federal, state or local judgment, writ, decree, order, statute, rule or regulation applicable to any such person. Neither the execution and delivery of the Unit Agreements, nor the consummation of the transactions contemplated hereby or thereby will directly have a material adverse effect on the Company.

         (E) Financial Statements. The unaudited financial statements of the Company included in its Form 10-Q for the quarterly period ending June 30, 1997, as filed with the Securities and Exchange Commission, have been prepared in accordance with GAAP and present fairly the financial policies of the Company as of such date and the results of operations, equity transactions and changes in financial position of the Company for the periods indicated, except as may be indicated therein or in the notes thereto.

IV.      UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

         (A) This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

         (B) The undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned; that, except as required by law, the undersigned is not entitled to cancel, terminate, or revoke the Unit Agreements or any agreements of the undersigned hereunder or thereunder, and that the Unit Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         (C) California Corporate Securities Law. THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

         (D) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR

DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

V.       REGISTRATION RIGHTS AND LOCK-UP AGREEMENT.

         (A) The undersigned will be entitled to registration rights as follows:
(i) the Company shall prepare and file, within thirty (30) days of the date hereof, a registration statement on Form S-3 or any other Form that is available to the Company at that time (the "Registration Statement") covering the resale of the Common Stock purchased hereunder and the issuance of Common Stock upon exercise of the Warrants under the Unit Agreements. The Company further agrees to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission within ninety (90) days after the initial filing of the Registration Statement. The Company shall pay all expenses of such registration and shall maintain the effectiveness of such Registration Statement for so long as the Common Stock sold hereunder and Common Stock issuable under the Warrants cannot be freely resold pursuant to Rule 144.

         (B) The undersigned understands, acknowledges and agrees that the Common Stock purchased hereunder and the Common Stock issuable upon exercise of the Warrants will be subject to certain lock-up restrictions (the "Locked Common Stock"). The Locked Common Stock shall be divided into four equal groups (each a "Locked Common Stock Group"). Each Locked Common Stock Group will be subject to a lock-up period commencing on the effective date of this Subscription Agreement and continuing until January 1, 1998, April 1, 1998, July 1, 1998, and September 1, 1998, respectively (each a "Lock-Up Period"). During the Lock-Up Period for each respective Locked Common Stock Group, the undersigned will not, without the prior written consent of the Company, offer, sell, contract to sell, pledge, grant any option to sell, or otherwise dispose of, directly or indirectly any issued or issuable Common Stock with respect thereto.

             Notwithstanding this lock-up provision, if the holder of the Locked Common Stock is an individual, he or she may transfer shares of Common Stock on death by gift, will, or intestacy, to his or her immediate family or to a trust the beneficiaries of which are exclusively a member or members of such holder's immediate family; provided, however, that in any such case it shall be a condition to any such transfer that any such transferee execute an agreement stating that the transferee is receiving and holding such Common Stock subject to the provisions of this Agreement, and there shall be no further transfer of such Common Stock except in accordance with this Agreement.

             With respect to the Locked Common Stock, all shares of Common Stock issued shall be stamped or imprinted with a legend in substantially the following form, except that the Lock-Up Period in the legend below shall correspond to the applicable Lock-Up Period for each Locked Common Stock Group:

         THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A LOCK-UP PROVISION UNTIL [JANUARY 1, 1998/APRIL 1, 1998/JULY 1, 1998/SEPTEMBER 1, 1998] SUBJECT
         TO THE TERMS AND CONDITIONS OF A SUBSCRIPTION AGREEMENT, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

              The holder of the Locked Common Stock further understands that the disposition of any of the Locked Common Stock in contravention of the lock-up provision herein shall be voidable by the Company and that the Company will have the right to do all things necessary to void such transfer.

              The Company agrees that upon termination of the respective Lock-Up Periods, the terms and conditions set forth in this subsection shall cease with respect to the applicable Locked Common Stock Group. The Company also agrees that upon a Change of Control (as defined below), the terms and conditions set forth in this subsection shall cease with respect to all of the Locked Common Stock Groups. A Change of Control shall mean a consolidation or merger of the Company with or into any other corporation, or any entity or person, or exchange substantially all of the outstanding stock of the Corporation for shares of another entity or property, in which, after any such transaction, the prior shareholders of the Company hold less than fifty percent (50%) of the voting shares of the continuing or surviving entity.

VI.      MISCELLANEOUS.

         (A) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing effecting the same signed by the Company and a majority in interest of the holders of the Common Stock purchased pursuant to this Subscription offering.

         (B) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (C) This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors, and assigns. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

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         (D) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

         (E) This Subscription Agreement and the signature pages hereto may be signed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

VII.     SIGNATURES.

THE COMPANY



By:
   -------------------------------------------------
   Warren M. Dillard, Chief Executive Officer


THE PURCHASER

The signature page for the purchaser of Units under this Subscription Agreement is contained as part of the Subscription Package and is entitled "Signature Page."

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


                      SIGNATURE PAGE INSTRUCTIONS

         Each individual investor should then complete all requested information on page A-1. Investors purchasing through an estate planning, family, or retirement trust should complete all requested information on page B-1. Investors purchasing through an Individual Retirement Account should complete all requested information on page C-1. Investors purchasing as a corporation should complete all requested information on page D-1.

         If you have any questions concerning the form of investment entity or the correct signature page to use, please contact the individual identified in
Section III of the Subscription Instructions. All documents should then be returned to Wilson, Sonsini, Goodrich & Rosati at the address identified in the Subscription Instructions.

                          TELEGEN CORPORATION
                       INDIVIDUAL SIGNATURE PAGE

         Your signature on this Individual Signature Page evidences your agreement to be bound by the SUBSCRIPTION AGREEMENT.

         The undersigned investor, hereby subscribes to ___________________Units (each unit consisting of one share of Common Stock and Warrants for one share of Common Stock at an exercise price of $0.01 per share and one share of Common Stock at an exercise price of $4.00 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.00 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $_______________ (the "Funds"). Stock certificates for the Common Stock and Warrant agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         The undersigned represents that (i) he or she has read and understands this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement), (ii) the representations and warranties made by the undersigned in the Subscription Agreement are true, and (iii) he or she will telephone the Company immediately if any material change in any of the representations and warranties contained in the Subscription Agreement occurs before the acceptance of his or her subscription and will promptly send the Company written confirmation of such change.

SECTION 1. FORM OF OWNERSHIP. The purchaser wishes to take title to the Shares with the following form of ownership:

         ______   Individual, as separate property.
         ______   Individual Joint Tenants With Right of Survivorship
                  (Both parties must sign below).
         ______   Tenants in Common (Both parties must sign below).
         ______   Husband and Wife, as Community Property. (One signature
                  required if interest held in one name--i.e., managing spouse, and two signatures required if interest held in both names).

SECTION 2. TITLE.

         Please indicate exactly how you wish the name of the holder to appear on the certificate representing the Shares:

--------------------------------------------------------------------------------

SECTION 3. SIGNATURES.

                            Signatory 1 (Individual)    Signatory 2 (Individual)

Name:
                            ------------------------    ------------------------
Signature:
                            ------------------------    ------------------------
Social Security Number:
                            ------------------------    ------------------------
Residence Address:
                            ------------------------    ------------------------

                            ------------------------    ------------------------
Mailing Address:
                            ------------------------    ------------------------
Home Phone:
                            ------------------------    ------------------------
Work Phone:
                            ------------------------    ------------------------
Date:
                            ------------------------    ------------------------


                                       A-2



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



                               TELEGEN CORPORATION
                              TRUST SIGNATURE PAGE

         Your signature on this Trust Signature Page evidences the agreement by the Trustee(s), on behalf of the Trust, to be bound by the SUBSCRIPTION AGREEMENT.

         (A) The undersigned investor, hereby subscribes to _________________ Units (each unit consisting of one share of Common Stock and Warrants for one share of Common Stock at an exercise price of $0.01 per share and one share of Common Stock at an exercise price of $4.00 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.00 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $ _______________ (the "Funds"). Stock certificates for the Common Stock and Warrant Agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned trustees represent that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate, and (b) the Trust will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the Trust's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned trustee(s) hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the Trust are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Trust and, further, that the undersigned Trust has all requisite authority to purchase such Shares and enter into this Subscription Agreement.

Please Type or Print the Exact Legal Title of Trust as follows: Trustee's name, as trustee for [Name of Grantor] under Agreement [or Declaration] of Trust dated [Date of Trust Formation]


Title:
      --------------------------------------------------------------------------

Name of                                  Name of
Trustee:                                 Trustee:
        ------------------------------           -------------------------------
        (Please Type or Print)                   (Please Type or Print)

By:                                      By:
   -----------------------------------      ------------------------------------
   (Signature of Trustee)                   (Signature of Trustee)

Date:                                    Date:
     ---------------------------------        ----------------------------------


                                       B-1



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


                               TELEGEN CORPORATION
                               IRA SIGNATURE PAGE

         The signature of the Custodian on this IRA Signature Page evidences the agreement of the Custodian to be bound by the SUBSCRIPTION AGREEMENT.

         (A) The undersigned investor, hereby subscribes ______________ to Units (each unit consisting of one share of Common Stock and Warrants for one share of Common Stock at an exercise price of $0.01 per share and one share of Common Stock at an exercise price of $4.00 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.00 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $ ___________ (the "Funds"). Stock certificates for the Common Stock and Warrant Agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned purchaser represents that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate and (b) the purchaser will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the purchaser's Subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned Custodian and purchaser hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned Custodian hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the Custodian are duly authorized to sign this Subscription Agreement on behalf of the Custodian and, further, that the undersigned Custodian has all requisite authority to purchase such Shares and enter into this Subscription Agreement on behalf of the undersigned purchaser.

Please Type or Print the Exact Legal Title of Trust as follows: Custodian's name, as Custodian for Individual Retirement Account of [Name of Purchaser].


Title:
      --------------------------------------------------------------------------

Name of                                  Name of
Custodian:                               Purchaser:
          ----------------------------             -----------------------------
            (Please Type or Print)                     (Please Type or Print)

Title:
      --------------------------------


By:                                      By:
   -----------------------------------      ------------------------------------
   (Authorized Signature)                   (Signature of Purchaser)

Date:                                    Date:
     ---------------------------------        ----------------------------------

                               TELEGEN CORPORATION
                           CORPORATION SIGNATURE PAGE

         Your signature on this Corporation Signature Page evidences the agreement by the officer(s), on behalf of the corporation, to be bound by the SUBSCRIPTION AGREEMENT.

         (A) The undersigned investor, hereby subscribes to 750,000 Units (each unit consisting of one share of Common Stock and Warrants for one share of Common Stock at an exercise price of $0.01 per share and one share of Common Stock at an exercise price of $4.00 per share) of Telegen Corporation subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.00 per Unit (as defined in the Subscription Agreement) for an aggregate purchase price of $ ____________ (the "Funds"). Stock certificates for the Common Stock and Warrant Agreements purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned officers represent that (a) the representations and warranties made by the undersigned and contained in the Subscription Agreement are accurate, and (b) the Corporation will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the corporation's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned officer(s) hereby certify that they have read and understand this Subscription Agreement and the Warrant Agreement (as defined in the Subscription Agreement).

         (D) The undersigned officers hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the Corporation are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase such Shares and enter into this Subscription Agreement.


                                       D-1



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


Please Type or Print the Exact Legal Title of Trust as follows: Custodian's name, as Custodian for Individual Retirement Account of [Name of Purchaser].

Name of
Corporation:
            --------------------------------------------------------------------
Address of
Principal Offices:
                  --------------------------------------------------------------
Authorized                                Authorized
Officer:                                  Officer:
        -----------------------------             ------------------------------
         (Please Type or Print)                     (Please Type or Print)
By:                                       By:
   ----------------------------------        -----------------------------------
    (Signature of Authorized Officer)         (Signature of Authorized Officer)
Date:                                     Date:
     --------------------------------          ---------------------------------


                                       D-2


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